SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)      April 29, 2008
                                                 ---------------------------

                              ENGLOBAL CORPORATION
             (Exact name of registrant as specified in its chapter)

           Nevada                    001-14217                   88-0322261
         ----------                  ---------                   ------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

      654 N. Sam Houston Parkway E., Suite 400, Houston, Texas     77060-5914
      --------------------------------------------------------     ----------
              (Address of principal executive offices)            (Zip Code)


Registrant's telephone number, including area code            281-878-1000
                                                   -----------------------

----------------------------------------------------------
(Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
           FISCAL YEAR

The Board of Directors of ENGlobal Corporation (the "Company"), upon the recommendation of the nominating and governance committee of the Board (the "Committee"), voted to amend Sections 2.09 and 2.14 of the Company's Amended and Restated Bylaws (the "Bylaws"), effective as of April 29, 2008. A description of the changes to the Bylaws is provided below. The description is qualified in its entirety by reference to the Amendment to the Company's Bylaws, filed as an exhibit to this report and incorporated into this Item 5.03 by reference.

Section 2.09 was amended to clarify the means by which a stockholder may authorize another person or persons to act for the stockholder by proxy. Section
2.14 was amended to change the majority voting standard for director elections to a plurality voting standard.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Number        Exhibit
------        -------

3.2           Amendment to Amended and Restated Bylaws of the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ENGlobal Corporation


Date:    May 5, 2008                        /s/ Natalie S. Hairston
         ------------                     -------------  -----------------------
                                          Natalie S. Hairston, Vice President -
                                          Investor Relations, Chief Governance
                                          Officer and Corporate Secretary